                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                    Information

Name:                                   ESL Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 26, 2017
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      RBS Partners, L.P.
                                        Its:     General Partner

                                        By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 --------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 30, 2017

2.   RBS PARTNERS, L.P.

Item                                    Information

Name:                                   RBS Partners, L.P.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 26, 2017
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:                              By:      ESL Investments, Inc.
                                        Its:     General Partner

                                        By:      /s/ Edward S. Lampert
                                                 --------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 30, 2017

3.   ESL INVESTMENTS, INC.

Item                                    Information

Name:                                   ESL Investments, Inc.

Address:                                1170 Kane Concourse, Suite 200,
                                        Bay Harbor Islands, FL 33154

Designated Filer:                       Edward S. Lampert

Date of Event Requiring Statement       January 26, 2017
(Month/Day/Year):

Issuer Name and Ticker or Trading       AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)     10% Owner
to Issuer:

If Amendment, Date Original Filed       Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:       Form filed by More than One Reporting
                                        Person

Signature:
                                        By:      /s/ Edward S. Lampert
                                                 --------------------------
                                        Name:    Edward S. Lampert
                                        Title:   Chief Executive Officer
                                        Date:    January 30, 2017